UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2009

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS	75039-2298
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Item 2.02	Results of Operations and Financial Condition

A transcript of remarks made and questions answered by senior executives of the Registrant at an analyst meeting held on March 5, 2009, is attached as Exhibit 99.1. The slides presented at the analyst meeting are attached as Exhibit 99.2. This material is being furnished under Item 7.01.

In addition, information contained in the attached material regarding results of operations and financial condition for completed quarterly or annual periods is furnished pursuant to Item 2.02. Additional information responsive to Instruction 2 of Item 2.02 is furnished as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: March 11, 2009	By:	/s/ Patrick T. Mulva
		Name:	Patrick T. Mulva
		Title:	Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	A transcript of remarks made and questions answered by senior executives of Exxon Mobil Corporation at an analyst meeting held on March 5, 2009.

99.2	Slides presented at an analyst meeting held on March 5, 2009.

99.3	Frequently Used Terms and additional information.